NET LOSS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Summary of Basic and Diluted Loss Per Common Share
Basic and diluted loss per common share were calculated as follows:

	FOR THE YEAR ENDED DECEMBER 31,
(in thousands except share and per share amounts)	2025	2024
Net loss	$(8,978)	$(57,775)
Weighted-average number of common shares outstanding, basic and diluted	5,629,370	5,443,332

Net loss per common share, basic and diluted	$(1.59)	$(10.61)